EXHIBIT 10.2

March 22, 2016

Mr. James Badia
First Vice President, Capital Markets Manager HomeStreet Bank
601 Union Street
2000 Two Union Square Seattle, WA 981012326

Subject	Master Agreement No: ML03344
Lender No.:            20722-000-0

Dear Mr. Badia:

Attached is your new Master Agreement. Please sign and return an executed Master Agreement to One South Wacker Drive, Suite 1400, Chicago, IL 60606 which may be via facsimile or other means of electronic transmission.

Please note Section I, C and V, A.3 of your Mortgage Selling and Servicing Contract, the prefaces and forewords to the Selling Guide and the Servicing Guide, Part A2-1-0l of the Selling Guide and Part 1-201 of the Servicing Guide, each of which make clear that mortgage loans must be sold in accordance with the applicable mortgage loan purchase requirements of the Selling Guide in effect at the time of delivery ("Loan Purchase Requirements") and serviced in accordance with the Servicing Guide, each as they have been or may be amended, modified or supplemented by Fannie Mae, and as may be further amended by this Master Agreement. The Selling Guide and Servicing Guide are amended periodically through Announcements, Lender Letters, DO/DU Release Notes, Notices, and information posted on FannieMae.com that is incorporated by reference into the Guides. See the Guides for additional information on Fannie Mae's communications of its Single-Family selling and servicing policies. An amendme11-t to the Selling Guide or Servicing Guide that affects any provision of this Master Agreement or any mortgage loans previously delivered to Fannie Mae (except with respect to Loan Purchase Requirements) is effective as of the date specified by Fannie Mae in the related Announcement, Lender Letter, Notice or other communication, unless Fannie Mae specifically agrees otherwise in a duly authorized written communication.

Please note that the Master Agreement requires that Fannie Mae must receive the Master Agreement duly executed by Lender within ten business days of your receipt, so please execute and return at your earliest convenience. You may only accept the Master Agreement in its entirety in the form sent to you by Fannie Mae, with no strike-outs, additions, changes, or other modifications, and your acceptance may not be subject to any conditions, qualifications, or reservations. The Master Agreement will be effective upon Fannie Mae's execution of the Master Agreement and Fannie Mae will send a fully executed copy of the Master Agreement to you for your records. NOTE: if you see anything that needs to be changed in this Master Agreement, please give your Customer Account representative a call before you sign the original.

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Please remember that your feedback is always welcomed, as we take customer suggestions seriously and want to help make it easier for you to do business with us.

Sincerely,

FANNIE MAE

Senior Account Manager

Enclosure:    Master Agreement

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CONFIDENTIAL

MASTER AGREEMENT ML03344

This Master Agreement between Fannie Mae and HomeStreet Bank (the "Lender") governs the sale by Lender, and the purchase by Fannie Mae, of eligible residential mortgage loans (the "Mortgages"). This Master Agreement includes all of the terms and conditions described in all of the exhibits, attachments, commitments and MBS Pool Purchase Contracts ("MBS Contracts") attached or entered into as a part of this Master Agreement. Additionally, the "Master Agreement Terms and Conditions" section of "Selling Guide", which is incorporated into this Agreement by this reference, outlines in more detail the general terms and conditions of the Master Agreement and MBS Contracts and related terms and instructions. The execution of this Master Agreement requires compliance with all provisions and sections of this Master Agreement, including all MBS Contracts, whole loan commitments, exhibits and attachments to this Master Agreement.

As a condition to Lender's sale of Mortgages under this Master Agreement, Lender and Fannie Mae must enter into the appropriate whole loan commitments or MBS Contracts, depending on whether Lender will be delivering Mortgages under one of Fannie Mae's whole loan purchase programs (Negotiated or Standard) or under Fannie Mae's MBS program. Lender agrees to sell to Fannie Mae, beginning on the Effective Date of Delivery Term and ending on the Expiration Date of Delivery Term (as those terms are defined in Exhibit 1), Mortgages with an aggregate outstanding principal balance equal to the Agreed Amount (as defined in Exhibit 1).

For whole loan deliveries, any loan-level price adjustments ("LLPAs") that are referenced in this Master Agreement, will be available no later than 30 days after Fannie Mae receives the executed Master Agreement from Lender.

Fannie Mae must receive the Master Agreement duly executed by Lender within ten business days of Lender's receipt of this Master Agreement. This Master Agreement may be executed in one or more counterparts and all such counterparts shall be deemed to be one and the same document. This Master Agreement must be executed by Lender, Fannie Mae, and any person, firm, or entity whose joinder is required under the terms of this Master Agreement. The effective date of this Master Agreement is the later of (i) the date Fannie Mae executes the Master Agreement or (ii) the effective date specified on Exhibit 1 hereto. Fannie Mae will send a fully executed copy of the Master Agreement to you for your records.

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If Lender is a federally-insured institution or an affiliate or subsidiary of a federally-insured institution, then Lender agrees to the representations and warranties described in the "Master Agreement Terms and Conditions" section of the Selling Guide.

Sincerely,

FANNIE MAE

By: /s/ William R. Shirreffs
William R. Shirreffs
Assistant Vice President

Date:______________________

Agreed, acknowledged and accepted.

HOMESTREET BANK

By: /s/ James J. Badia
Name: James J. Badia
Title: FVP, Capital Markets Manager
Date: 3/30/2016

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EXHIBIT 1

TO MASTER AGREEMENT ML03344

Lender Name                 HomeStreet Bank

Lender Number            20722-000-0

Effective Date of Delivery Term:     April 1, 2016

Expiration Date of Delivery Term:     March 31, 2017

Agreed Amount for Delivery Term:    $10,000,000.00 (Optional)

Master Agreement ML03344
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MASTER AGREEMENT - GENERAL TERMS

The following Uniform provisions and defined terms/acronyms apply to all sections of the Master Agreement.

PART 1.    UNIFORM PROVISIONS.

1.
Lender represents and warrants that Mortgages delivered pursuant to a Variance, Special Requirement or MBS Contract term contained in this Master Agreement comply with all provisions of the applicable Variance, Special Requirement or MBS Contract term.

2.	Lender must enter all SFC(s) required by the Selling Guide, in addition to any additional SFC(s) specified in this Master Agreement.

3.	In addition to any additional LLPA(s) specified in this Master Agreement, Lender must pay all LLPA(s) required by the Selling Guide, unless otherwise specified.

4.	Mortgages may be sold to Fannie Mae as whole loans or as MBS pool deliveries, unless otherwise specified.

5.	For a Mortgage to be included in an MBS pool, the origination date LTV may not exceed 100%, unless otherwise specified.

6.	Mortgages originated pursuant to a Variance must be first lien, conventional Mortgages, unless otherwise specified.

7.
Lender agrees not to use Fannie Mae's name in any advertising distribution, publication or communication to any third party that is not otherwise permitted pursuant to the confidentiality provisions applicable to this Master Agreement, or any Variance or other provision of this Master Agreement.

8.
If a provision of this Master Agreement permits a type of loan that has additional requirements per the Selling Guide (e.g., lender approval for co-op share loans), then those Selling Guide requirements still apply unless otherwise stated.

9.
Variance Mortgages may not be originated in combination with any other Variances contained in this Master Agreement without Fannie Mae's prior written approval, unless specifically permitted in a particular Variance.

10.
Unless otherwise specified, any Variance, Special Requirement or MBS Contract may be amended or terminated with reasonable notice to Lender, which in many cases will be at least 90 days, in accordance with the provisions of the Selling Guide. Additionally, Fannie Mae reserves the right to rescind or modify any of the terms of any Variance, Special Requirement or MBS Contract in connection with the renewal or extension of this Master Agreement or upon reasonable notice to Lender, unless otherwise specified.

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11.	Trademarks are the property of their respective owners. Fannie Mae trademarks are identified at: http://www.fanniemae.com/portal/trademarks.html.

12.
Notwithstanding any provisions of this Master Agreement or any MBS Contract hereunder to the contrary, Fannie Mae may limit delivery volume or change the base guaranty fee, LLPAs, and/or guaranty fee adjustments for MBS Express® or rapid payment method remittance cycles ("pricing") applicable to Mortgages delivered under this Master Agreement in accordance with the provisions of the Selling Guide. If there is no delivery volume associated with this Master Agreement (shown as $1.00 or less on Exhibit 1 of this Master Agreement), then Lender may only deliver Mortgages, including Mortgages originated pursuant to the Variances and Special Requirements contained herein, under a separate master agreement which specifically authorizes delivery of, and provides pricing terms applicable to, Mortgages originated pursuant to this Master Agreement.

13.
Please note Section I, C and V, A.3 of your Mortgage Selling and Servicing Contract, the prefaces and forewords to the Selling Guide and the Servicing Guide, Part A2-1-01 of the Selling Guide and Part 1-201 of the Servicing Guide, each of which make clear that mortgage loans must be sold in accordance with the applicable mortgage loan purchase requirements of the Selling Guide in effect at the time of delivery ("Loan Purchase Requirements") and serviced in accordance with the Servicing Guide, each as they have been or may be amended, modified or supplemented by Fannie Mae, and as may be further amended by this Master Agreement. The Selling Guide and Servicing Guide are amended periodically through Announcements, Lender Letters, DO/DU Release Notes, Notices, and information posted on fanniemae.com that is incorporated by reference into the Guides. See the Guides for additional information on Fannie Mae's communications of its Single-Family selling and servicing policies. An amendment to the Selling Guide or Servicing Guide that affects any provision of this Master Agreement or any mortgage loans previously delivered to Fannie Mae (except with respect to Loan Purchase Requirements) is effective as of the date specified by Fannie Mae in the related Announcement, Lender Letter, Notice or other communication, unless Fannie Mae specifically agrees otherwise in a duly authorized written communication.

PART II.    DEFINED TERMS AND ACRONYMS

The defined terms and acronyms below apply to provisions of this Master Agreement (including Variances and Special Requirements), unless a term is otherwise defined in a specific provision.

All Standard Fannie Mae ARM Plans:	All standard Fannie Mae MBS ARM Plans, plus all standard plans available for whole loan sale only, per the Standard ARM Plan Matrix on fanniemae.com.
AUS:	automated underwriting system
COR:	cash-out refinance transaction
FRM:	fixed-rate mortgage loan
LCOR:	limited cash-out refinance transaction
OPB:	original principal balance
PIW:
Property Inspection Waiver, which is a fieldwork recommendation offered by Fannie Mae through DU and the Automated Property Service (APS) that results in an offer to waive the property inspection and appraisal for certain lower risk transactions

SFR:	Single-family residence
Standard MI:	MI at the level required by the Selling Guide at the time of delivery of the Mortgage

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TPO:	Third party originations: includes both Broker and Correspondent loans
Variance Mortgage:	As used in any Variance, mortgages delivered pursuant to such Variance

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VARIANCES
TABLE OF CONTENTS

VAR #	Title
VAR 1	Third Party as a Whole Loan Document Custodian (12/2013)

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VAR I    Third Party as Whole Loan Document Custodian (12/2013)

Title (Version):	Third Party as Whole Loan Document Custodian (12/2013)
Description:
Lender, as servicer of whole loans delivered to Fannie Mae by Lender, may designate U.S. Bank ("Custodian) as document custodian for such whole loan deliveries in accordance with the Selling guide subject to the following:

CUSTODIAN REQUIREMENTS
	t	Custodian must:
		○	execute and deliver to Fannie Mae a Master Custodial Agreement (Fannie Mae Form 2003);
General		○
agree that from time to time Fannie Mae may provide instructions (a "Letter of lnstructions") to the Custodian for mortgages sold to Fannie Mae by Lender, relating to the custody and certification of mortgage documents for Fannie Mae;

		○	be the document custodian for all whole loans serviced by Lender on behalf of Fannie Mae; and
		○	certify the loans prior to delivery to Fannie Mae.
	t	Fannie Mae's approval for Custodian to act as Fannie Mae's document custodian for whole loan deliveries is subject to change or termination if:
Conditions to Approval		○	Fannie Mae amends any Selling or Servicing Guide requirements for document custodians.
		○	Fannie Mae, in its sole discretion, deems it necessary or advisable to protect Fannie Mae's interest in the Mortgages.

t
Fannie Mae reserves the right to require the Custodian to transfer documents (for both existing and future business) to a different document custodian (including Fannie Mae's designated document custodian) even though the Custodian satisfies Fannie Mae's eligibility criteria and meets Fannie Mae's operational standards.

ADDITIONAL LENDER REPRESENTATIONS AND WARRANTIES
Specific to Variance Mortgages	t	Lender represents and warrants that Custodian satisfies all eligibility and operational criteria applicable to a third party document custodian for MBS transactions as set forth in the Selling Guide.

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t
In the event that any such eligibility and operational criterion for Custodian is no longer satisfied, Lender must immediately notify Fannie Mae and Fannie Mae, in its sole discretion, may (a) modify or terminate the Variance and/or (b) require the Mortgages to be moved to another custodian at Lender's expense.

t	Lender agrees to the following:
○
For each delivery, Custodian must execute and deliver to Lender, as seller, a Custodian Certification in the form attached to the Letter of Instructions (the "Custodian Certification") before Lender, as seller, transmits the Loan Schedule to Fannie Mae through Loan Delivery (or any enhancement thereto) or other electronic communication link acceptable to Fannie Mae.

○
In addition to all other representations and warranties made by Lender, by transmitting a Loan Schedule to Fannie Mae through Loan Delivery (or any enhancement thereto) or other electronic communication link acceptable to Fannie Mae in connection with a whole loan transaction, Lender represents and warrants that Lender has in its possession a fully executed Custodian Certification for the Mortgages described on the Loan Schedule.

	○	Lender and Custodian each must maintain a file containing copies of all Custodian Certifications delivered to Lender by the Custodian in connection with whole loan deliveries.
1583814v1

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CONFIDENTIAL

April 21, 2016

Mr. James Badia
First Vice President, Capital Markets Manager
HomeStreet Bank
601 Union Street
2000 Two Union Square
Seattle, WA 981012326

Subject         Master Agreement No:             ML03344
Master Agreement Amendment No.:    Amendment 1
Amendment Effective Date:        May 1, 2016
Lender No.:                 20722-000-0

Dear Mr. Badia:

By execution of this Letter Agreement, Fannie Mae and HomeStreet Bank (the “Lender”) agree to amend the above-referenced Master Agreement and Contract (if applicable). The amended terms and conditions are set forth in the amended pages to the Master Agreement and (if applicable) the Contract attached to this
Letter Agreement. The attachments should be inserted into the Lender's Master Agreement as described below. Capitalized terms used but not defined in this Letter Agreement, shall have the meanings set forth in the Master Agreement.

The amended terms and conditions are set forth below. If applicable, the Lender and Fannie Mae shall rely also on any attached pages for a complete description of the amended terms and conditions.

The amended terms and conditions:

1.     Amended term: Add the ability to originate and sell certain mortgages as described in the
“Variances” section of your Master Agreement.

Instructions:

•	Insert/replace the VAR/TOC (Table of Contents) with the enclosed
VAR/TOC (Table of Contents).

•	Insert the following VAR[s] into the “Variances” section of your Master
Agreement:
•VAR 2 - Age of Credit Documents for Single-Close Transactions.

If you have received the “MASTER AGREEMENT GENERAL TERMS”, “SPECIAL
REQUIREMENT” Terms and/or Pool Contract “PRODUCT ATTACHMENT[S]”, please

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insert/replace them in their respective sections. All replaced sections, along with this letter, should be inserted under the “Amendment History” section.

For whole loan deliveries, any loan-level price adjustments (“LLPAs”) that are referenced in the Master
Agreement, will be available no later than 30 days after Fannie Mae receives the executed Letter Agreement from Lender.

Please note Section I, C and V, A.3 of your Mortgage Selling and Servicing Contract, the prefaces and forewords to the Selling Guide and the Servicing Guide, Part A2-1-01 of the Selling Guide and Part 1-201
of the Servicing Guide, each of which make clear that mortgage loans must be sold in accordance with the applicable mortgage loan purchase requirements of the Selling Guide in effect at the time of delivery
(“Loan Purchase Requirements”) and serviced in accordance with the Servicing Guide, each as they have been or may be amended, modified or supplemented by Fannie Mae, and as may be further amended by this Master Agreement. The Selling Guide and Servicing Guide are amended periodically through
Announcements, Lender Letters, DO/DU Release Notes, Notices, and information posted on
FannieMae.com that is incorporated by reference into the Guides. See the Guides for additional information on Fannie Mae's communications of its Single-Family selling and servicing policies. An amendment to the Selling Guide or Servicing Guide that affects any provision of this Master Agreement or any mortgage loans previously delivered to Fannie Mae (except with respect to Loan Purchase
Requirements) is effective as of the date specified by Fannie Mae in the related Announcement, Lender
Letter, Notice or other communication, unless Fannie Mae specifically agrees otherwise in a duly authorized written communication.

By execution of this Letter Agreement, Fannie Mae and the Lender agree to and accept the amended terms and conditions as set forth in the attachments to this Letter Agreement. The Lender shall return a dulyexecuted duplicate original of this Letter Agreement to Fannie Mae by the earlier of (i) ten business days after the date of this Letter Agreement, or (ii) two business days prior to the Amendment Effective Date noted above. (Note: Certain transactions may result in Lender's receipt of the Letter Agreement on or after the stated Amendment Effective Date. In the event this occurs, Lender must return a duly-executed duplicate original of this Letter Agreement to Fannie Mae no later than ten business days after the date of this Letter Agreement.) You may return this Letter Agreement to Fannie Mae via facsimile or other means of electronic transmission. You may only accept the Letter Agreement in its entirety in the form sent to you by Fannie Mae, with no strike-outs, additions, changes, or other modifications, and your acceptance may not be subject to any conditions, qualifications, or reservations. The Letter Agreement will be effective upon Fannie Mae’s execution of the Letter Agreement and Fannie Mae will send a fully executed copy of the Letter Agreement to you for your records. NOTE: if you see anything that needs to be changed in this Letter Agreement, please give your Customer Account representative a call before you sign the original.

Master Agreement ML03344

Amendment 1

Sincerely,

FANNIE MAE

By: : /s/ William R. Shirreffs
William R. Shirreffs
Assistant Vice President

Date: 4/21/2016

Agreed, acknowledged and accepted.

HOMESTREET BANK

By: /s/ James J. Badia
Name: James J. Badia
Title: FVP, Capital Markets Manager
Date: 4/21/2016

Email addresses for contract related communications are listed below. Please make additions or corrections as necessary.

Susan.Greenwald@homestreet.com, Carolyn.poppe@homestreet.com, sharon.baird@homestreet.com,
lisa.sadler@homestreet.com, ken.macdonald@homestreet.com, james.badia@homestreet.com

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Amendment 1

VARIANCES
TABLE OF CONTENTS

VAR #	Title
VAR 1	Third Party as a Whole Loan Document Custodian (12/2013)
VAR 2	Age of Credit Documents for Single-Closed Transactions

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Amendment 1

VAR 2         Age of Credit Documents for Single-Close Transactions

Title (Version):	Age of Credit Documents for Single-Close Transactions (03/2016)
Description:
Lender may sell Mortgages with construction-to-permanent financing per the Selling Guide, Part B5-3.1-02 “Conversion of Construction-to-
Permanent Financing: Single-Closing Transactions” with certain exceptions relating to age of credit documents, as described below.

ELIGIBILITY REQUIREMENTS
Eligibility: General	t	Mortgages must meet the following eligibility requirements:
○ Standard per Selling Guide, except as provided below.
Occupancy/Number of Units	t	Principal and second home residences
	t	1-unit
UNDERWRITING/DOCUMENTATION
Age of Credit Documents	t
Notwithstanding the provisions of Part B5-3.1-02, single closing transactions with credit documents may be dated more than 4 months but not exceeding 18 months old at the time of the conversion to permanent financing, in accordance with the following:

○ If the documents are dated 6 months or less:
● standard Selling Guide and DU eligibility requirements apply (i.e., per Fannie Mae’s published eligibility matrix for DU loans)
○ If the the documents are dated more than 6 months but not exceeding 12 months, then:
● the maximum LTV, CLTV, and HCLTV is 90%; and
● the minimum credit score is 680.
○ If the documents are dated more than 12 months but not exceeding 18 months, then:
● the maximum LTV, CLTV, and HCLTV is 75%; and
● the minimum credit score is 700.
	t	All other requirements of Part B5-3.1-02 continue to apply.
DELIVERY REQUIREMENTS
Special Feature Code(s) (“SFC”): Specific to Variance Mortgages	t	645 (Age of documentation for new construction)
	t	151 (Single-close construction-to-permanent Mortgages)